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                                                                     EXHIBIT 4.1


NUMBER                                                                    SHARES

NEWZ
                                [NewsEGDE Logo]
COMMON STOCK                                                     SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR
NEW YORK, NY                     NEWSEDGE CORPORATION          CUSIP 65249Q 10 6
                                  INCORPORATED UNDER
                                THE LAWS OF THE STATE
                                     OF DELAWARE

THIS CERTIFIES THAT

is the owner of

   FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01)
                          EACH OF THE COMMON STOCK OF

NEWSEDGE CORPORATION, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

COUNTERSIGNED AND REGISTERED:                    /s/ Donald L. McLagan
      BankBoston, N.A.                           ------------------------------
           TRANSFER AGENT AND REGISTRAR              CHAIRMAN, PRESIDENT, CHIEF
                                                 EXECUTIVE OFFICER AND DIRECTOR

                                [NewsEDGE Seal]

BY /s/ M. Dengir                              /s/ Edward R. Siegfried
   -------------------------                  ---------------------------------
   AUTHORIZED SIGNATURE                              VICE PRESIDENT-FINANCE AND
                                                      OPERATIONS, TREASURER AND
                                                            ASSISTANT SECRETARY
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                             NEWSEDGE CORPORATION

  THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with the right of survivorship and not as tenants in common


UNIF GIFT/TRAN MIN ACT - _____________ Custodian _____________
                             (Cust)                 (Minor)

Under Uniform Gifts/Transfers to Minors
Act  __________________________________
              (State)

     Additional abbreviations may also be used though not in the above list.

     For value received __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________

____________________________________________


________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,  __________________________


                              _________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
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__________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C RULE 17Ad-15.